Exhibit 10.12

EXECUTION VERSION

NINTH SUPPLEMENTAL INDENTURE

Dated as of January 4, 2012

Among

LIVE NATION ENTERTAINMENT, INC.,

LIVE NATION LGTOURS (USA), LLC

The Existing Guarantors Party Hereto

And

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

THIS NINTH SUPPLEMENTAL INDENTURE (this “Ninth Supplemental Indenture”), entered into as of January 4, 2012, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), LIVE NATION LGTOURS (USA), LLC, a Delaware limited liability company (the “New Guarantor,” and together with the Existing Guarantors, the “Guarantors”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, the Existing Guarantors and the Trustee are parties to an Indenture, dated as of July 28, 2008, as supplemented by the First Supplemental Indenture, dated as of August 20, 2008, the Second Supplemental Indenture, dated as of April 30, 2009, the Third Supplemental Indenture, dated as of July 23, 2009, the Fourth Supplemental Indenture, dated as of January 25, 2010, the Fifth Supplemental Indenture, dated as of April 30, 2010, the Sixth Supplemental Indenture, dated as of May 6, 2010, the Seventh Supplemental Indenture, dated as of February 14, 2011 and the Eighth Supplemental Indenture, dated as of August 4, 2011 (as so supplemented, the “Indenture”), relating to the Issuer’s 10.75% Senior Notes due 2016 (the “Notes”);

WHEREAS, Section 4.13 of the Indenture requires the Issuer to cause each Domestic Subsidiary that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility to execute and deliver to the Trustee a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Indenture and the Notes;

WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the addition of the New Guarantor;

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors and the Trustee can execute this Ninth Supplemental Indenture without the consent of holders;

WHEREAS, all things necessary have been done to make this Ninth Supplemental Indenture, when executed and delivered by the Issuer and the Guarantors, the legal, valid and binding agreement of the Issuer and the Guarantors, in accordance with its terms; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Ninth Supplemental Indenture hereby agree as follows:

ARTICLE I

Section 1.1 Capitalized Terms. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 1.2 Agreement to Guarantee. The New Guarantor hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

Section 1.3 Incorporation of Terms of Indenture. The obligations of the New Guarantor under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. The New Guarantor shall be bound by the terms of the Indenture as they relate to the Guarantee.

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ARTICLE II

Section 2.1 Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.

Section 2.2 Effectiveness of Amendments. This Ninth Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Guarantors and the Trustee.

Section 2.3 Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Ninth Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Ninth Supplemental Indenture will control. The Indenture, as modified and amended by this Ninth Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Ninth Supplemental Indenture, the provisions of the Indenture, as modified by this Ninth Supplemental Indenture, shall control. In case any provision in this Ninth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.4 Governing Law. This Ninth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 2.5 Counterparts. This Ninth Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 2.6 Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.

Section 2.7 Trustee. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Ninth Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Ninth Supplemental Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed as of the date first above written.

LIVE NATION ENTERTAINMENT, INC.,
as Issuer

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President,
General Counsel and Secretary

LIVE NATION LGTOURS (USA), LLC, as New Guarantor

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President,
General Counsel and Secretary

Signature Page to Ninth Supplemental Indenture

LN ACQUISITION HOLDCO LLC

By:	LIVE NATION ENTERTAINMENT, INC.,
its sole member

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel
and Secretary

CONNECTICUT PERFORMING ARTS PARTNERS

By:	NOC, INC., a general partner

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

By:	CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a general partner

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

NEW YORK THEATER, LLC

By:	LIVE NATION ENTERTAINMENT, INC.,
its sole member

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel
and Secretary

Signature Page to Ninth Supplemental Indenture

BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
COBB’S COMEDY INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EVENING STAR PRODUCTIONS, INC.
EVENTINVENTORY.COM, INC.
EVENT MERCHANDISING INC.
FILLMORE THEATRICAL SERVICES
FLMG HOLDINGS CORP.
HOB MARINA CITY, INC.
HOUSE OF BLUES SAN DIEGO, LLC
IAC PARTNER MARKETING, INC.
LIVE NATION MARKETING, INC.
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION UTOURS (USA), INC.
LIVE NATION WORLDWIDE, INC.
MICROFLEX 2001 LLC
NETTICKETS.COM, INC.
NOC, INC.
OPENSEATS, INC.
PREMIUM INVENTORY, INC.
SHORELINE AMPHITHEATRE, LTD.
SHOW ME TICKETS, LLC
THE V.I.P. TOUR COMPANY
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CALIFORNIA GIFT CERTIFICATES L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER FLORIDA GIFT CERTIFICATES L.L.C.
TICKETMASTER GEORGIA GIFT CERTIFICATES L.L.C.
TICKETMASTER-INDIANA, L.L.C.
TICKETMASTER L.L.C.
TICKETMASTER MULTIMEDIA HOLDINGS LLC
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETMASTER WEST VIRGINIA GIFT CERTIFICATES L.L.C.
TICKETSNOW.COM, INC.
TICKETWEB, LLC
TM VISTA INC.
TNA TOUR II (USA) INC.
TNOW ENTERTAINMENT GROUP, INC.

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

Signature Page to Ninth Supplemental Indenture

HOB BOARDWALK, INC.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, LLC
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.
LIVE NATION MID-ATLANTIC, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	President

LIVE NATION MERCHANDISE, INC.
LIVE NATION TICKETING, LLC
LIVE NATION VENTURES, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

LIVE NATION BOGART, LLC
LIVE NATION – HAYMON VENTURES, LLC
LIVE NATION STUDIOS, LLC
MICHIGAN LICENSES, LLC
MUSICTODAY, LLC
WILTERN RENAISSANCE LLC

By:	LIVE NATION WORLDWIDE, INC., its sole member

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

Signature Page to Ninth Supplemental Indenture

AZOFF PROMOTIONS LLC
CAREER ARTIST MANAGEMENT LLC
ENTERTAINERS ART GALLERY LLC
FRONT LINE BCC LLC
FRONT LINE MANAGEMENT GROUP, INC.
ILA MANAGEMENT, INC.
MORRIS ARTISTS MANAGEMENT LLC
VECTOR MANAGEMENT LLC
VECTOR WEST, LLC
VIP NATION, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Vice President and Assistant Secretary

FEA MERCHANDISE INC.
SPALDING ENTERTAINMENT, LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Vice President and Assistant Secretary

Signature Page to Ninth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ John A. (Alex) Briffett
	Name:	John A. (Alex) Briffett
	Title:	Authorized Signatory

Signature Page to Ninth Supplemental Indenture

APPENDIX I

Existing Guarantors

FLMG HOLDINGS CORP.,

IAC PARTNER MARKETING, INC.,

MICROFLEX 2001 LLC,

TICKETMASTER ADVANCE TICKETS, L.L.C.,

TICKETMASTER CALIFORNIA GIFT CERTIFICATES L.L.C.,

TICKETMASTER CHINA VENTURES, L.L.C.,

TICKETMASTER EDCS LLC,

TICKETMASTER FLORIDA GIFT CERTIFICATES L.L.C.,

TICKETMASTER GEORGIA GIFT CERTIFICATES L.L.C.,

TICKETMASTER L.L.C.,

TICKETMASTER MULTIMEDIA HOLDINGS LLC,

TICKETMASTER NEW VENTURES HOLDINGS, INC.,

TICKETMASTER WEST VIRGINIA GIFT CERTIFICATES L.L.C.,

TICKETMASTER-INDIANA, L.L.C.,

TM VISTA INC.,

EVENTINVENTORY.COM, INC.,

NETTICKETS.COM, INC.,

OPENSEATS, INC.,

PREMIUM INVENTORY, INC.,

SHOW ME TICKETS, LLC,

THE V.I.P. TOUR COMPANY,

Appendix I

TICKETSNOW.COM, INC.,

TNOW ENTERTAINMENT GROUP, INC.,

TICKETWEB, LLC,

FRONT LINE MANAGEMENT GROUP, INC.,

AZOFF PROMOTIONS LLC,

CAREER ARTIST MANAGEMENT LLC,

FRONT LINE BCC LLC,

ILA MANAGEMENT, INC.,

ENTERTAINERS ART GALLERY LLC,

FEA MERCHANDISE INC.,

MORRIS ARTISTS MANAGEMENT LLC,

SPALDING ENTERTAINMENT, LLC,

VECTOR MANAGEMENT LLC,

VECTOR WEST, LLC,

VIP NATION, INC.,

BILL GRAHAM ENTERPRISES, INC.,

CELLAR DOOR VENUES, INC.,

COBB’S COMEDY INC.,

CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION,

CONNECTICUT PERFORMING ARTS, INC.,

CONNECTICUT PERFORMING ARTS PARTNERS,

EVENING STAR PRODUCTIONS, INC.,

EVENT MERCHANDISING INC.,

FILLMORE THEATRICAL SERVICES,

HOB BOARDWALK, INC.,

HOB CHICAGO, INC.,

Appendix I

HOB ENTERTAINMENT, LLC,

HOB MARINA CITY, INC.,

HOUSE OF BLUES ANAHEIM RESTAURANT CORP.,

HOUSE OF BLUES CLEVELAND, LLC,

HOUSE OF BLUES CONCERTS, INC.,

HOUSE OF BLUES DALLAS RESTAURANT CORP.,

HOUSE OF BLUES HOUSTON RESTAURANT CORP.,

HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.,

HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.,

HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.,

HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.,

HOUSE OF BLUES ORLANDO RESTAURANT CORP.,

HOUSE OF BLUES RESTAURANT HOLDING CORP.,

HOUSE OF BLUES SAN DIEGO, LLC,

HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.,

LIVE NATION BOGART, LLC

LIVE NATION CHICAGO, INC.

LIVE NATION CONCERTS, INC.

LIVE NATION – HAYMON VENTURES, LLC

LIVE NATION MARKETING, INC.,

LIVE NATION MERCHANDISE, INC.,

LIVE NATION MID_ATLANTIC, INC.,

Appendix I

LIVE NATION MTOURS (USA), INC.,

LIVE NATION STUDIOS, LLC,

LIVE NATION TICKETING, LLC,

LIVE NATION TOURING (USA), INC.,

LIVE NATION UTOURS (USA), INC.,

LIVE NATION VENTURES, INC.,

LIVE NATION WORLDWIDE, INC.,

LN ACQUISITION HOLDCO LLC,

MICHIGAN LICENSES, LLC,

MUSICTODAY, LLC,

NEW YORK THEATER, LLC,

NOC, INC.,

SHORELINE AMPHITHEATRE, LTD.,

TNA TOUR II (USA) INC.,

WILTERN RENAISSANCE LLC

Appendix I